UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2024
General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way,	Evendale,	OH		45215
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) GE Aerospace (General Electric Company or the "Company') held its annual shareholders meeting on May 7, 2024 (the "Annual Meeting").

(b) At the Annual Meeting, shareholders elected all of the Company's nominees for director; approved the advisory vote on the Company's named executives' compensation ("Say on Pay"); and ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for 2024 ("Auditor Ratification"). Shareholders did not approve the shareholder proposals dealing with an independent chairman of the Board of Directors; or a report analyzing risks arising from voluntary carbon-reduction commitments.

Election of Directors

		For	Against	Abstain	Broker Non-Votes
1.	Stephen Angel	753,901,341	6,981,479	1,237,417	113,839,697
2.	Sébastien Bazin	739,289,542	20,562,305	2,268,390	113,839,697
3.	Margaret Billson	758,967,885	1,998,810	1,152,542	113,839,697
4.	H. Lawrence Culp, Jr.	729,503,940	30,146,120	2,470,177	113,839,697
5.	Thomas Enders	746,887,403	13,989,111	1,243,723	113,839,697
6.	Edward Garden	754,849,620	5,971,191	1,299,426	113,839,697
7.	Isabella Goren	755,851,166	5,080,173	1,188,898	113,839,697
8.	Thomas Horton	748,912,025	11,040,460	2,167,752	113,839,697
9.	Catherine Lesjak	738,035,921	22,900,334	1,183,982	113,839,697
10.	Darren McDew	752,146,318	7,782,526	2,191,393	113,839,697

Management Proposals

		For	Against	Abstain	Broker Non-Votes
1.	Say on Pay	717,800,242	42,074,364	2,245,631	113,839,697
2.	Auditor Ratification	871,630,886	2,815,953	1,513,095	0

Shareholder Proposals

		For	Against	Abstain	Broker Non-Votes
1.	Independent Board Chairman	122,877,468	637,154,036	2,088,733	113,839,697
2.	Report Analyzing Risks Arising from Voluntary Carbon-Reduction Commitments	9,214,621	748,931,107	3,974,509	113,839,697

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 10, 2024	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

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